EXHIBIT 10.25

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED

MASTER CREDIT FACILITY AGREEMENT

(MAA I)

THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (the “Amendment”) is effective as of the 23rd day of September, 2005, by and among (i) (a) MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation (the “REIT”), (b) MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership (“OP”) (the REIT and OP being collectively referred to as “Borrower”), and (c) MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership (“MAA of Texas” MAA of Texas and Borrower being collectively referred to as the “Borrower Parties”); and (ii) PRUDENTIAL MULTIFAMILY MORTGAGE INC., a Delaware corporation (“Lender”).

RECITALS

A.         Borrower Parties and Lender are parties to that certain Amended and Restated Master Credit Facility Agreement dated as of the 22nd day of August, 2002, by and between Borrower and Lender, which was amended and restated pursuant to that certain Second Amended and Restated Master Credit Facility Agreement dated as of December 10, 2003, which has been further amended and restated pursuant to that certain Third Amended and Restated Master Credit Facility Agreement dated as of March 30, 2004, which has been further amended pursuant to that certain First Amendment to Third Amended and Restated Master Credit Facility Agreement dated as of March 31, 2004, which has been further amended pursuant to that certain Second Amendment to Third Amended and Restated Master Credit Facility Agreement dated as of August 3, 2004, which has been further amended pursuant to that certain Third Amendment to Third Amended and Restated Master Credit Facility Agreement dated as of December 1, 2004, which has been further amended pursuant to that certain Fourth Amendment to Third Amended and Restated Master Credit Facility Agreement dated as of March 31, 2005 (as amended from time to time, the “Master Agreement”).

B.         All of the Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreements and Other Loan Documents, dated as of August 22, 2002 and that certain Assignment of Collateral Agreements and Other Loan Documents, dated as of December 10, 2003 and that certain Assignment of Collateral Agreement and Other Loan Documents dated as of March 31, 2004 (collectively, the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Loans contemplated by the Master Agreement. Lender is entering into this Amendment in its capacity as servicer of the loan set forth in the Master Agreement.

C.        Borrower and Lender are executing this Amendment pursuant to the Master Agreement to (i) reflect the addition of the Mortgaged Property commonly known as Boulder

Ridge to the Collateral Pool, and (ii) provide for the amendment of Schedule II to the Master Agreement, (iii) reflect an increase in the Variable Facility Commitment as set forth herein after, and (iv) reflect a decrease in the maximum amount by which the Commitment may be increased.

.            NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Section 1.        Addition of Mortgaged Property. The Mortgaged Property commonly known as Boulder Ridge is hereby added to the Collateral Pool as an Additional Mortgaged Property.

Section 2.         Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

Section 3.       Property Management Agreements. Exhibit AA to the Master Agreement is hereby deleted in its entirety and replaced with the Exhibit AA attached to this Amendment.

Section 4.        Boulder Ridge Subdivision Issue. The parties agree that the proposed Additional Mortgaged Property commonly known as Boulder Ridge is comprised of two tracts of land: a tract of land consisting of 21.1122 acres (“Tract 1”) and a tract of land consisting of 10.5889 acres (“Tract 2”). As of the date hereof, Tract 2 is part of an 11.474 acre tract (the “Unsubdivided Tract”). The remainder of the Unsubdivided Tract contains a .89 acre tract of land (the “Adjacent Property”) which is owned by the prior owner (the “Prior Owner”) of the Unsubdivided Tract. The parties acknowledge that Borrower and Prior Owner are in the process of causing the Unsubdivided Tract to be subdivided; however, as of the date hereof, the assessed property description for Boulder Ridge contains property not owned by Borrower. Lender prohibits property not owned by Borrower and not part of the Additional Mortgaged Property from being included in a tax parcel on which any Mortgage Property is located (the “Subdivision Issue”). Notwithstanding the foregoing, Lender has consented to the addition of Boulder Ridge provided that the following shall be satisfied:

(a)         Borrower shall cause Texas counsel to issue an opinion stating that the failure to resolve the Subdivision Issue shall not preclude Lender, its successors and/or assigns, from enforcing its rights and remedies under the Master Agreement, including the right to foreclose on the entire Boulder Ridge Mortgaged Property, including all of Tract 2.

(b)         Within sixty (60) days of the date hereof (the “Subdivision Deadline”), Borrower shall either (i) cause the subdivision of Tract 2 to be completed or (ii) purchase the Adjacent Property. In the event that Borrower purchases the Adjacent Property, the Borrower shall (A) add such additional property to the Collateral Pool as a portion of Boulder Ridge, (B) cause Lender’s title policy with respect to Boulder Ridge to be amended to include the Adjacent Property, and (C) cause the Security Instrument with respect to Boulder Ridge to be amended to include the Adjacent Property.

(c)       If the Subdivision Issue is not resolved to Lender’s satisfaction by the Subdivision Deadline, Lender may require Borrower to remove the Mortgaged Property known as Boulder Ridge from the Collateral Pool. Borrower further acknowledges that it will not take an Advance equal to $20,215,000.00 under the Master Agreement until the Subdivision Issue is resolved to Lender’s satisfaction.

Section 5.        Expansion. The Variable Facility Commitment is hereby increased by $20,215,000 and the definition of Variable Facility Commitment is hereby replaced in its entirety with the following new definition:

“Variable Facility Commitment” means an aggregate amount of $93,984,000, which shall be evidenced by the Variable Facility Note in the form attached hereto as Exhibit I, plus such amount as the Borrower may elect to add to the Variable Facility Commitment in accordance with Article VIII, and plus such amount as the Borrower may elect to reborrow in accordance with Section 2.08, less such amount as the Borrower may elect to convert from the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Article III and less such amount by which the Borrower may elect to reduce the Variable Facility Commitment in accordance with Article IX.

Section 6.        Reserved Amount. “Reserved Amount” means $46,016,000 unless Borrower elects in writing a lesser amount not to exceed $250,000,000 minus the amount of the Commitment in effect at any time, but in no event greater than $46,016,000. The Fixed Facility Fee and the Variable Facility Fee shall not increase with respect to the Reserved Amount in the event of an Expansion for so long as the Borrower timely pays the Rate Preservation Fee on the Reserved Amount.

Section 7.         Schedule II. Schedule II to the Master Agreement is hereby deleted in its entirety and replaced with the Schedule II attached to this Amendment.

Section 8.         Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 9.        Reaffirmation. The Borrower Parties hereby reaffirm their obligations under the Agreement.

Section 10.      Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

Section 11.     Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

[Signatures follow on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:

MID-AMERICA APARTMENT COMMUNITIES,

INC., a Tennessee corporation

By:	__________________________________
Al Campbell
Senior Vice President and Treasurer

MID-AMERICA APARTMENTS, L.P.,

a Tennessee limited partnership

By:	Mid-America Apartment Communities, Inc.,

a Tennessee corporation, its general partner

By:	____________________________
Al Campbell
Senior Vice President and Treasurer

[Signatures follow on next page]

MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership

By:	MAC of Delaware, Inc., a Delaware
corporation, its general partner

By:

Name:	John A. Good
Title:	Assistant Secretary

[Signatures follow on next page]

LENDER:

PRUDENTIAL MULTIFAMILY MORTGAGE INC., a         Delaware corporation

By:	________________________________________
Name:	Sharon D. Singleton
Title:	Vice President

EXHIBIT A

SCHEDULE OF INITIAL MORTGAGED PROPERTIES

AND INITIAL VALUATIONS

Property Name	County	Property Address	Initial Valuation
Paddock Club Brandon I & II	Hillsborough	Brandon, FL	$29,120,000
Paddock Club Mandarin	Duval	Jacksonville, FL	$17,830,000
Woodbridge at the Lake	Duval	Jacksonville, FL	$7,620,000
Paddock Park Ocala II	Marion	Ocala, FL	$15,530,000
Paddock Club Tallahassee I	Leon	Tallahassee, FL	$11,840,000
Courtyards at Campbell Apartments	Dallas	Dallas, TX	$10,910,000
Deer Run Apartments	Dallas	Dallas, TX	$12,930,000
Paddock Club Gainesville	Alachua	Gainesville, FL	$17,100,000
Kenwood Club	Harris	Katy, TX	$18,000,000
Balcones Woods	Travis	Austin, TX	$22,000,000
Paddock Club Panama City Apartments	Bay	Panama City, FL	$13,000,000
Paddock Club Tallahassee II Apartments	Leon	Tallahassee, FL	$6,675,000
The Corners	Forsyth	Winston-Salem, NC	$8,170,000
Jefferson Pines	Harris	Houston, TX	$21,100,000
Los Rios	Collin	Plano, TX	$32,500,000
Lane at Towne Crossing	Dallas	Mesquite, TX	$13,173,000
Northwood Place	Tarrant	Dallas, TX	$8,420,000
The Woods	Travis	Austin, TX	$15,735,000
Boulder Ridge	Denton	Roanoke, TX	$30,000,000

EXHIBIT AA TO

THIRD AMENDED AND RESTATED

MASTER CREDIT FACILITY AGREEMENT

SCHEDULE OF APPROVED

PROPERTY MANAGEMENT AGREEMENTS

	Property Name	Manager
1.	Paddock Club Brandon Phase I & II	Mid-America Apartment Communities, Inc.

(Phase II: Owned and managed by MAAC.

No separate management agreement.)

2.	Paddock Park Ocala Phase II	Mid-America Apartment Communities, Inc.
3.	Paddock Club Tallahassee Phase I	Mid-America Apartment Communities, Inc.
4.	Woodbridge at the Lake	Mid-America Apartment Communities, Inc.
5.	Courtyards at Campbell Apartments	Mid-America Apartment Communities, Inc.
6.	Deer Run Apartments	Mid-America Apartment Communities, Inc.
7.	Paddock Club Gainesville	Mid-America Apartment Communities, Inc.
8.	Kenwood Club	Mid-America Apartment Communities, Inc.
9.	Balcones Woods	Mid-America Apartment Communities, Inc.
10.	Paddock Club Panama City Apartments	Mid-America Apartment Communities, Inc.
11.	Paddock Club Tallahassee II Apartments	Mid-America Apartment Communities, Inc.
12.	Paddock Club Mandarin	Mid-America Apartment Communities, Inc.

(Owned and managed by MAAC. No

separate management agreement.)

13.	The Corners	Mid-America Apartments, L.P

(Owned and managed by MAALP. No

separate management agreement.)

14.	Jefferson Pines	Mid-America Apartments, L.P.
15.	Los Rios	Mid-America Apartments, L.P.
16.	The Woods	Mid-America Apartments, L.P.
17.	Lane at Towne Crossing	Mid-America Apartments, L.P.
18.	Northwood Place	Mid-America Apartments, L.P.
19.	Boulder Ridge	Mid-America Apartments, L.P.

SCHEDULE II

Credit Enhancement Fee Schedule

Counter Party	Swap Effective Date	Maturity	Principal	Credit Enhancement Fee
SunTrust	K 6/1/2003	6/1/2010	50,000,000	18 basis points
Deutsche Bank	U 9/1/2004	9/1/2011	50,000,000	17 basis points
Deutsche Bank	U 12/1/2004	12/1/2011	25,000,000	17 basis points
RBC Capital Markets	5/2/2005	5/1/2012	50,000,000	17 basis points
Deutsche Bank	12/1/2005	3/1/2012	50,000,000	17 basis points
RBC Capital Markets	12/1/2005	3/1/2013	50,000,000	20 basis points
SunTrust	12/1/2005	TBD	50,000,000	20 basis points
SunTrust	12/1/2005	TBD	50,000,000	20 basis points